Exhibit 99.2

CUSTODIAN AGREEMENT

BETWEEN

ALLY BANK,

CUSTODIAN

AND

ALLY AUTO ASSETS LLC,

DEPOSITOR

DATED AS OF OCTOBER 16, 2025

This CUSTODIAN AGREEMENT, dated as of October 16, 2025, is made between ALLY BANK, a Utah chartered bank, as custodian (“Ally Bank” or the “Custodian”), and ALLY AUTO ASSETS LLC, a Delaware limited liability company, as depositor (the “Depositor”).

WHEREAS, simultaneously herewith Ally Bank, as seller (the “Seller”), and the Depositor are entering into a Pooling Agreement, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Pooling Agreement”), pursuant to which the Seller shall sell, transfer and assign, as of the Closing Date, to the Depositor without recourse all of its right, title and interest in and to the Receivables;

WHEREAS, in connection with such sale, transfer and assignment, the Servicing Agreement provides that the Depositor shall simultaneously enter into a custodian agreement pursuant to which the Depositor shall revocably appoint the Custodian as custodian of the Receivable Files pertaining to the Receivables;

WHEREAS, the Pooling Agreement contemplates that the Depositor may enter into the Further Transfer Agreements with the Issuing Entity, pursuant to which the Depositor shall sell, transfer and assign, as of the Closing Date, with respect to the Receivables, to the Issuing Entity without recourse all of the Depositor’s right, title and interest in and to the Receivables and under the aforementioned custodian agreement;

WHEREAS, in connection with any such sale, transfer and assignment, the Depositor desires for the Custodian to act as custodian of the Receivables for the benefit of the Issuing Entity; and

WHEREAS, after the execution of the Indenture, the Custodian will act on behalf of the Indenture Trustee in connection with its duties as custodian of the Receivables.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in Part I of Appendix A to the Servicing Agreement among the Issuing Entity, the Servicer and the Depositor, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Servicing Agreement”) or in the text of the Servicing Agreement. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Custodian Agreement. All references herein to Sections and subsections are to Sections and subsections of this Custodian Agreement unless otherwise specified.

2. Appointment of Custodian; Acknowledgment of Receipt. Subject to the terms and conditions hereof, the Depositor hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of the Depositor as Custodian to maintain custody of the Receivable Files pertaining to the Receivables. The Custodian hereby acknowledges that the Depositor may sell, transfer and assign all of its right, title and interest under this Custodian Agreement to the Issuing Entity pursuant to the Further Transfer Agreements. The Custodian hereby agrees, in connection with any such sale, transfer and assignment, to act as Custodian for the benefit of the Issuing Entity with respect to those Receivables of which from time to time the

Issuing Entity is the Owner. The Custodian acknowledges that the Issuing Entity has pledged the Receivables to the Indenture Trustee under the Indenture and agrees to hold the Receivables on behalf of the Issuing Entity and the Indenture Trustee for the benefit of the Secured Parties. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to files relating to comparable motor vehicle related property that the Custodian services and holds for itself or others. The Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables.

3. Maintenance at Office. The Custodian agrees to maintain each Receivable File at one of its branch offices as identified in the list of branch offices attached hereto as Exhibit A or with third party vendors as shall be deemed appropriate by the Custodian.

4. Duties of Custodian.

(a) Safekeeping. The Custodian shall hold each Receivable File described herein on behalf of the Owner of the related Receivable for the use and benefit of the Owner and, if applicable, Interested Parties and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File described herein as shall enable the Asset Representations Reviewer, the Depositor and the Issuing Entity to comply with their respective obligations under the Asset Representations Review Agreement, the Pooling Agreement, the Trust Sale Agreement and the other Basic Documents. Each Receivable shall be identified as such on the books and records of the Custodian to the extent the Custodian reasonably determines to be necessary to comply with the terms and conditions of the Servicing Agreement and, if applicable, the other Basic Documents. The Custodian shall conduct, or cause to be conducted, periodic physical inspections (or, with respect to Receivables that are “electronic chattel paper,” review authoritative copies) of the Receivable Files held by it under this Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Asset Representations Reviewer, the Issuing Entity, the Servicer and the Custodian to verify the accuracy of the Custodian’s inventory and record keeping. The Custodian shall promptly report to the Owner of a Receivable any failure on its part to hold the related Receivable File as described herein and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

(b) Access to Records. Subject only to the Custodian’s security requirements applicable to its own employees having access to similar records held by the Custodian, the Custodian shall permit the Asset Representations Reviewer (if an Asset Representations Review Notice has been delivered), the Owner of a Receivable or its duly authorized representatives, attorneys or auditors to inspect the related Receivable File described herein and the related accounts, records and computer systems maintained by the Custodian pursuant hereto at such times as the Owner or, if an Asset Representations Review Notice has been delivered, the Asset Representations Reviewer may reasonably request.

(c) Release of Documents. The Custodian shall release any Receivable (and its related Receivable File) to the Asset Representations Reviewer, the Depositor, the Servicer or the Issuing Entity, as appropriate, under the circumstances provided in the Pooling Agreement, the Asset Representations Review Agreement, the Trust Sale Agreement, the Servicing Agreement and the other Basic Documents.

(d) Administration; Reports. In general, the Custodian shall attend to all non-discretionary details in connection with maintaining custody of the Receivable Files as described herein. In addition, the Custodian shall assist the Issuing Entity and the Servicer generally in the preparation of routine reports to the Securityholders, if any, or to regulatory bodies, to the extent necessitated by the Custodian’s custody of the Receivable Files described herein.

(e) Servicing. The Custodian is familiar with the duties of the Servicer, the servicing procedures and the allocation and distribution provisions (including those related to principal collections, losses and recoveries on Receivables) set forth in the Servicing Agreement and the Indenture and hereby agrees to maintain the Receivables Files in a manner consistent therewith. The Custodian further agrees to cooperate with the Servicer in the Servicer’s performance of its duties under the Servicing Agreement.

(f) Regulation AB Compliance. If at any time the Custodian is not also serving as Servicer under the Servicing Agreement, the Custodian shall:

(i) deliver to the Servicer on or before March 10 of each year, beginning March 10, 2026 (or, if such date is not a Business Day, the next succeeding Business Day), a report, dated as of December 31 of the preceding calendar year, of its assessment of compliance with the Servicing Criteria applicable to it with respect to such calendar year (or, in the case of the first year, since no later than the Closing Date), including disclosure of any material instance of non-compliance identified by the Custodian, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act;

(ii) cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Servicer on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning March 15, 2026, an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, of the assessment of compliance with Servicing Criteria with respect to the prior calendar year (or, in the case of the first year, since no later than the Closing Date); and

(iii) the reports under this Section 4(f) shall be delivered on or before April 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each calendar year if the Issuing Entity is not required to file periodic reports under the Exchange Act or any other law, beginning April 15, 2027.

5. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions from the Issuing Entity with respect to the Receivable Files described herein upon its receipt of written instructions signed by an Authorized Officer. A certified copy of a by-law or of a resolution of the appropriate governing body of the Issuing Entity (or, as appropriate, a trustee or other Authorized Officer on behalf of the Issuing Entity) may be received and accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary. Such instructions may be general or specific in terms.

6. Indemnification by the Custodian. The Custodian agrees to indemnify the Depositor, the Issuing Entity and each trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Depositor, the Issuing Entity or any such trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files described herein; provided, however, that the Custodian shall not be liable to the Depositor, the Issuing Entity or any such trustee, respectively, for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Depositor, the Issuing Entity or any such trustee, respectively.

7. Advice of Counsel. The Custodian, the Depositor and, upon execution of the Basic Documents, the Issuing Entity further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

8. Limitation on Liability of the Custodian and Others.

(a) Neither the Custodian nor any of the directors or officers or employees or agents of the Custodian shall be under any liability to the Asset Representations Reviewer, the Issuing Entity, the Noteholders or the Certificateholders, except as specifically provided in this Custodian Agreement, for any action taken or for refraining from the taking of any action pursuant to this Custodian Agreement or for errors in judgment; provided, however, that this provision shall not protect the Custodian or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of a reckless disregard of its obligations and duties herein.

(b) Except as provided in this Custodian Agreement, the Custodian shall not be under any obligation to appear in, prosecute or defend any proceeding that is not incidental to its duties to act as custodian for the Receivables and the other Purchased Property in accordance with this Custodian Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Custodian may undertake any reasonable action that it may deem necessary or desirable in respect of this Custodian Agreement and the rights and duties of the parties to this Custodian Agreement and the interests of the Noteholders and Certificateholders in the Basic Documents. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Custodian shall be entitled to be reimbursed therefor.

9. Effective Period, Termination and Amendment; Interpretive and Additional Provisions. This Custodian Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Custodian Agreement may be terminated by either party by written notice to the other party, such termination to take effect no sooner than sixty (60)

days after the date of such notice. Notwithstanding the foregoing, if Ally Bank resigns as Servicer under the Basic Documents or if all of the rights and obligations of the Servicer have been terminated under the Servicing Agreement, this Custodian Agreement may be terminated by the Issuing Entity or by any Persons to whom the Issuing Entity has assigned its rights hereunder. As soon as practicable after the termination of this Custodian Agreement, the Custodian shall deliver the Receivable Files described herein to the Issuing Entity or the Issuing Entity’s agent at such place or places as the Issuing Entity may reasonably designate.

10. Governing Law. THIS CUSTODIAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS CUSTODIAN AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11. Notices. All demands, notices and communications upon or to the Custodian or the Depositor under this Custodian Agreement shall be delivered as specified in Appendix B of the Servicing Agreement.

12. Binding Effect. This Custodian Agreement shall be binding upon and shall inure to the benefit of the Depositor, the Issuing Entity, the Custodian and their respective successors and assigns, including the Issuing Entity.

13. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Custodian Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Custodian Agreement and shall in no way affect the validity or enforceability of the other provisions of this Custodian Agreement.

14. Assignment. Notwithstanding anything to the contrary contained in this Custodian Agreement other than Section 19 of this Custodian Agreement, this Custodian Agreement may not be assigned by the Custodian without the prior written consent of the Depositor or any Persons to whom the Depositor has assigned its rights hereunder, as applicable.

15. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

16. Counterparts. This Custodian Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument. Each party agrees that this Custodian Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Custodian Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

17. No Third-Party Beneficiaries. This Custodian Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owners and, to the extent expressly provided herein, the Interested Parties, and their respective successors and permitted assigns. Except as otherwise expressly provided in this Custodian Agreement, no other Person shall have any right or obligation hereunder.

18. Merger and Integration. Except as specifically stated otherwise herein, this Custodian Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Custodian Agreement. This Custodian Agreement may not be modified, amended, waived or supplemented except as provided herein.

19. Merger, Consolidation or Assumption of the Obligations of the Custodian. Any corporation, limited liability company or other entity (i) into which the Custodian may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Custodian shall be a party, (iii) succeeding to the business of the Custodian or (iv) 25% or more of the voting stock (or if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors or Ally Financial, which corporation, limited liability company or other entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Custodian under this Custodian Agreement and the other Basic Documents, shall be the successor to the Custodian under this Custodian Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Custodian Agreement, anything in this Custodian Agreement to the contrary notwithstanding. The Custodian shall provide notice of any merger, consolidation or succession pursuant to this Section 19 to the Rating Agencies.

20. Compliance with the FDIC Rule. The Custodian agrees to (i) perform the covenants set forth in Article XII of the Indenture applicable to it and (ii) facilitate compliance with Article XII of the Indenture by the Ally Parties.

* * * * *

IN WITNESS WHEREOF, each of the parties hereto has caused this Custodian Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

ALLY BANK, as Custodian

By:	/s/ Elliot Kahan
Name:	Elliot Kahan
Title:	Assistant Treasurer

ALLY AUTO ASSETS LLC, as Depositor

By:	/s/ Jalpesh Patel
Name:	Jalpesh Patel
Title:	Vice President

Custodian Agreement (AART 2025-1)

EXHIBIT A

LIST OF BRANCH OFFICES

[ATTACHED]

Exhibit A

LOS Company 101 US

Region	Funding Center	Credit Center	Branch Number	Name	Address Line 1	Address Line 2	Address Line 3	Country	Zip Code	City	County
			101	ALLY LOS V5.0	500 Woodward Ave			USA	48265	Detroit	Wayne
NE Region			915	Northeast RBC	2000 Westinghouse Drive	Suite 300		USA	16066	Cranberry Township	Butler
	NE Funding Center		708	Northeast Funding Center	2000 Westinghouse Drive	Suite 300		USA	16066	Cranberry Township	Butler
		Credit Center	004	Pittsburgh SPB	2000 Westinghouse Drive	Suite 300		USA	16066	Cranberry Township	Butler
		Credit Center	010	Cleveland SPB	2000 Westinghouse Drive	Suite 300		USA	16066	Cranberry Township	Butler
		Credit Center	020	Philadelphia SPB	2000 Westinghouse Drive	Suite 300		USA	16066	Cranberry Township	Butler
		Credit Center	103	Hartford SPB	2000 Westinghouse Drive	Suite 300		USA	16066	Cranberry Township	Butler
		Credit Center	864	NE LOS RBC SPB	2000 Westinghouse Drive	Suite 300		USA	16066	Cranberry Township	Butler
SE Region			902	Southeast RBC	1735 N Brown Road	Suite 500		USA	30043	Lawrenceville	Gwinnett
	SE Funding Center		709	Southeast Funding Center	1735 N Brown Road	Suite 500		USA	30043	Lawrenceville	Gwinnett
		Credit Center	023	Charlotte SPB	1735 N Brown Road	Suite 500		USA	30043	Lawrenceville	Gwinnett
		Credit Center	029	Jacksonville SPB	1735 N Brown Road	Suite 500		USA	30043	Lawrenceville	Gwinnett
		Credit Center	340	Atlanta SPB	1735 N Brown Road	Suite 500		USA	30043	Lawrenceville	Gwinnett
		Credit Center	599	San Juan, PR	1735 N Brown Road	Suite 500		USA	30043	Lawrenceville	Gwinnett
		Credit Center	865	SE LOS RBC SPB	1735 N Brown Road	Suite 500		USA	30043	Lawrenceville	Gwinnett
C Region			906	Central RBC	3333 Finley Road, 6th Floor			USA	60515	Downers Grove	DuPage
	C Funding Center		707	Central Funding Center	3333 Finley Road, 6th Floor			USA	60515	Downers Grove	DuPage
		Credit Center	007	Minneapolis SPB	3333 Finley Road, 6th Floor			USA	60515	Downers Grove	DuPage
		Credit Center	008	St Louis SPB	3333 Finley Road, 6th Floor			USA	60515	Downers Grove	DuPage
		Credit Center	045	Michigan SPB	3333 Finley Road, 6th Floor			USA	60515	Downers Grove	DuPage
		Credit Center	154	Chicago SPB	3333 Finley Road, 6th Floor			USA	60515	Downers Grove	DuPage
		Credit Center	863	C LOS RBC SPB	3333 Finley Road, 6th Floor			USA	60515	Downers Grove	DuPage
W Region			911	West RBC	5851 Legacy Circle	Suite 200		USA	75024	Plano	Collin
	W Funding Center		706	West Funding Center	5851 Legacy Circle	Suite 200		USA	75024	Plano	Collin
		Credit Center	005	Dallas SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
		Credit Center	021	Denver SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
		Credit Center	084	Houston SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
		Credit Center	862	W LOS RBC SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
	CSG Funding Center		715	CSG Funding Center	5851 Legacy Circle	Suite 200		USA	75024	Plano	Collin
		~~Credit Center~~	~~652~~	~~CSG Southeast SPB~~	~~2911 Lake Vista Drive~~			~~USA~~	~~75067~~	~~Lewisville~~	~~Denton~~
		~~Credit Center~~	~~653~~	~~CSG Northeast SPB~~	~~2911 Lake Vista Drive~~			~~USA~~	~~75067~~	~~Lewisville~~	~~Denton~~
		~~Credit Center~~	~~690~~	~~CSG West SPB~~	~~2911 Lake Vista Drive~~			~~USA~~	~~75067~~	~~Lewisville~~	~~Denton~~
		~~Credit Center~~	~~693~~	~~CSG Central SPB~~	~~2911 Lake Vista Drive~~			~~USA~~	~~75067~~	~~Lewisville~~	~~Denton~~
		~~Credit Center~~	~~696~~	~~CSG Pacific West Coast SPB~~	~~2911 Lake Vista Drive~~			~~USA~~	~~75067~~	~~Lewisville~~	~~Denton~~
		Credit Center	888	CSG Single SPB	2911 Lake Vista Drive			USA	75067	Lewisville	Denton
		Credit Center	899	CSG MD - HD SPB	7159 Corklan Drive	Suite 200		USA	32258	Jacksonville	Duval
PWC Region			932	Pacific West Coast RBC	535 Anton Blvd	Suite 300		USA	92626	Costa Mesa	Orange
	PWC Funding Center		774	Pacific West Coast Funding Center	535 Anton Blvd	Suite 300		USA	92626	Costa Mesa	Orange
		Credit Center	061	Phoenix SPB	2911 Lake Vista Drive			USA	75067	Lewisville	Denton
		Credit Center	085	Sacramento SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
		Credit Center	861	PW LOS RBC SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
Bank Region			917	Ally Automotive Bank RO	6985 Union Park Center			USA	84047	Midvale	Salt Lake
		Credit Center	611	Ally Bank	6985 Union Park Center			USA	84047	Midvale	Salt Lake
		Credit Center	628	NE Ally Bank	6985 Union Park Center			USA	84047	Midvale	Salt Lake
		Credit Center	673	SE & C Ally Bank	6985 Union Park Center			USA	84047	Midvale	Salt Lake
N/P Region			940	Ally Non Prime Region	7159 Corklan Drive	Suite 200		USA	32258	Jacksonville	Duval
	N/P Funding Center		704	Non Prime Funding Center	7159 Corklan Drive	Suite 200		USA	32258	Jacksonville	Duval
		~~Credit Center~~	~~899~~	~~Ally Non Prime SPB~~	~~7159 Corklan Drive~~	~~Suite 200~~		~~USA~~	~~32258~~	~~Jacksonville~~	~~Duval~~
DIG/HVC Region			956	DIG/HVC Region	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
	DIG/HVC Funding Center		786	DIG/HVC/CarMax Funding Center	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
		Credit Center	886	DIG SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
		Credit Center	811	HVC SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
CARMAX Region			922	CARMAX Region	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
	CARMAX Funding Center		716	CARMAX Funding Center	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
		Credit Center	896	CARMAX SPB	2911 Lake Vista Drive			USA	75067-3801	Lewisville	Denton
Diversified Region			939	Diversified Financing Region	535 Anton Blvd	Suite 300		USA	92626	Costa Mesa	Orange

US Org Structure 20230130 Production.xls

LOS Company 101 US

RV Funding Center		712	RV Funding Center	535 Anton Blvd	Suite 300	USA	92626	Costa Mesa	Orange
	Credit Center	270	RV Credit Center	535 Anton Blvd	Suite 300	USA	92626	Costa Mesa	Orange
	Credit Center	670	RV Bank Credit Center	535 Anton Blvd	Suite 300	USA	92626	Costa Mesa	Orange

US Org Structure 20230130 Production.xls

LOS Company 101 US

State	Contact Name	Phone	Fax	Email	Mailing Address same as Physical	Mailing Branch Number	Name	Address Line 1	Address Line 2	Address Line 3
MI						101	ALLY LOS V5.0	500 Woodward Ave
PA		877-436-9118				915	Northeast RBC	PO Box 535160
PA		877-436-9118	708-222-2222			708	Northeast Funding Center	PO Box 535160
PA						004	Pittsburgh SPB	PO Box 380914
PA						010	Cleveland SPB	PO Box 380914
PA						020	Philadelphia SPB	PO Box 380914
PA						103	Hartford SPB	PO Box 380914
PA						864	NE LOS RBC SPB	PO Box 380914
GA		877-436-9116			X	902	Southeast RBC	1735 N Brown Road	Suite 500
GA		877-436-9116	709-333-3333		X	709	Southeast Funding Center	1735 N Brown Road	Suite 500
GA						023	Charlotte SPB	PO Box 380914
GA						029	Jacksonville SPB	PO Box 380914
GA						340	Atlanta SPB	PO Box 380914
GA						599	San Juan, PR	PO Box 380914
GA						865	LOS RBC SPB	PO Box 380914
IL		877-436-9115				906	Central RBC	PO Box 466
IL		877-436-9115	707-111-1111			707	Central Funding Center	PO Box 466
IL						007	Minneapolis SPB	PO Box 380914
IL						008	St Louis SPB	PO Box 380914
IL						045	Michiagn SPB	PO Box 380914
IL						154	Chicago SPB	PO Box 380914
IL						863	C LOS RBC SPB	PO Box 380914
TX		877-436-9114				911	West RBC	PO Box 650300
TX		877-436-9114	706-444-4444			706	West Funding Center	PO Box 650300
TX						005	Dallas SPB	PO Box 380914
TX						021	Denver SPB	PO Box 380914
TX						084	Houston SPB	PO Box 380914
TX						862	W LOS RBC SPB	PO Box 380914
TX		877-436-9114	706-444-4444			715	CSG Funding Center	PO Box 650300
~~TX~~						~~652~~	~~CSG Southeast SPB~~	~~PO Box 380914~~
~~TX~~						~~653~~	~~CSG Northeast SPB~~	~~PO Box 380914~~
~~TX~~						~~690~~	~~CSG West SPB~~	~~PO Box 380914~~
~~TX~~						~~693~~	~~CSG Central SPB~~	~~PO Box 380914~~
~~TX~~						~~696~~	~~CSG Pacific West Coast SPB~~	~~PO Box 380914~~
TX						888	Single CSG SPB	PO Box 380914
FL						899	Ally Non Prime SPB	PO Box 380914
CA		714-913-2656	714-913-2695			932	Pacific West Coast RBC	535 Anton Blvd	Suite 300
CA		877-436-9114	714-913-2695			774	Pacific West Coast Funding Center	535 Anton Blvd	Suite 300
TX						061	Phoenix SPB	PO Box 380914
TX						085	Sacramento SPB	PO Box 380914
TX						861	PW LOS RBC SPB	PO Box 380914
UT					X
UT						611	Ally Bank	PO Box 725
UT						628	Ally Bank - Northeast	PO Box 725
UT						673	Ally Bank - Southeast	PO Box 725
FL		888-293-2611				940	Ally Non Prime Region	7159 Corklan Drive	Suite 200
FL		888-293-2611	704-555-5555			704	Non Prime Funding Center	PO Box 57611
~~FL~~						~~899~~	~~Ally Non Prime SPB~~	~~PO Box 380914~~
TX						956	DFG Region	PO Box 650300
TX						786	DFG Funding Center	PO Box 650300
TX						886	DFG SPB	po Box 380914
TX						811	HVC SPB	PO Box 380914
TX						922	CARMAX Region	PO Box 650300
TX						716	CARMAX Funding Center	PO Box 650300
TX						896	CARMAX SPB	PO Box 380914
CA		877-436-9118			X

US Org Structure 20230130 Production.xls

LOS Company 101 US

CA	Cheryl Standon	800-814-8842	714-327-1103	cheryl.standon@ally.com	X
CA	Robert Kennedy	877-401-2559	714-327-1103	robert.kennedy@ally.com		270	RV Credit Center	PO Box 380914
CA	Robert Kennedy	877-401-2559	714-327-1103	robert.kennedy@ally.com		670	RV Bank Credit Center	PO Box 380914

US Org Structure 20230130 Production.xls

LOS Company 101 US

Country	Zip Code	City	County	State	Contact Name	Phone	Fax	Email
USA	48265	Detroit	Wayne	MI
USA	15253	Pittsburgh	Allegheny	PA		877-436-9118
USA	15253	Pittsburgh	Allegheny	PA		877-436-9118
USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
USA	30043	Lawrenceville	Gwinnett	GA		877-436-9116
USA	30043	Lawrenceville	Gwinnett	GA		877-436-9116
USA	55438	Bloomington	Hennepin	MN		877-401-2559	704-381-3369
USA	55438	Bloomington	Hennepin	MN		877-401-2559	770-381-3369
USA	55438	Bloomington	Hennepin	MN		877-401-2559	770-381-3369
USA	55438	Bloomington	Hennepin	MN		877-401-2559	561-206-5197
USA	55438	Bloomington	Hennepin	MN		877-401-2559	770-381-3369
USA	60462	Orland Park	Cook	IL		877-436-9115
USA	60462	Orland Park	Cook	IL		877-436-9115
USA	55438	Bloomington	Hennepin	MN		877-401-2559	708-873-4978
USA	55438	Bloomington	Hennepin	MN		877-401-2559	708-873-4978
USA	55438	Bloomington	Hennepin	MN		877-401-2559	800-524-3626
USA	55438	Bloomington	Hennepin	MN		877-401-2559	708-873-4989
USA	55438	Bloomington	Hennepin	MN		877-401-2559	800-524-3626
USA	75265	Dallas	Dallas	TX		877-436-9114
USA	75265	Dallas	Dallas	TX		877-436-9114
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	75265	Dallas	Dallas	TX		877-436-9114
~~USA~~	~~55438~~	~~Bloomington~~	~~Hennepin~~	~~MN~~		~~877-401-2559~~	~~800-428-4622~~
~~USA~~	~~55438~~	~~Bloomington~~	~~Hennepin~~	~~MN~~		~~877-401-2559~~	~~800-428-4622~~
~~USA~~	~~55438~~	~~Bloomington~~	~~Hennepin~~	~~MN~~		~~877-401-2559~~	~~800-428-4622~~
~~USA~~	~~55438~~	~~Bloomington~~	~~Hennepin~~	~~MN~~		~~877-401-2559~~	~~800-428-4622~~
~~USA~~	~~55438~~	~~Bloomington~~	~~Hennepin~~	~~MN~~		~~877-401-2559~~	~~800-428-4622~~
USA	55438	Bloomington	Hennepin	MN		877-401-2559	800-428-4622
USA	55438	Bloomington	Hennepin	MN		877-401-2559
USA	92626	Costa Mesa	Orange	CA		714-913-2656	714-913-2695
USA	92626	Costa Mesa	Orange	CA		714-913-2656	714-913-2695
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	84047	Midvale	Salt Lake	UT		877-401-2559
USA	84047	Midvale	Salt Lake	UT		877-401-2559
USA	84047	Midvale	Salt Lake	UT		877-401-2559
USA	32258	Jacksonville	Duval	FL		888-293-2611
USA	32241-7611	Jacksonville	Duval	FL		888-293-2611
~~USA~~	~~55438~~	~~Bloomington~~	~~Hennepin~~	~~MN~~		~~877-401-2559~~
USA	75265-0300	Dallas	Dallas	TX
USA	75265-0300	Dallas	Dallas	TX
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
USA	75265-0300	Dallas	Dallas	TX
USA	75265-0300	Dallas	Dallas	TX
USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261

US Org Structure 20230130 Production.xls

LOS Company 101 US

USA	55438	Bloomington	Hennepin	MN	Robert Kennedy	877-401-2559	714-327-1103	robert.kennedy@ally.com
USA	55438	Bloomington	Hennepin	MN	Robert Kennedy	877-401-2559	714-327-1103	robert.kennedy@ally.com

US Org Structure 20230130 Production.xls